Exhibit 10.73

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “IP Security Agreement”) dated December 7, 2020, is made by the persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Wells Fargo Bank, National Association, acting through one or more of its branches or any Affiliate thereof, as collateral agent (in such capacity and any successor in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below). Capitalized terms used in this IP Security Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement (as defined below).

WHEREAS, the Grantors have entered into that certain Credit and Guaranty Agreement, dated as of December 7, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with Lannett Company, Inc., a Delaware corporation (the “Parent Borrower”), the other Credit Parties party thereto, Wells Fargo Bank, National Association, as the Administrative Agent and Collateral Agent and the Lenders party thereto from time to time;

WHEREAS, as a condition precedent to the making of Loans by the Lenders and the entry into Hedge Agreements and Cash Management Agreements by the Lender Counterparties from time to time, each Grantor has executed and delivered that certain Pledge and Security Agreement, dated as of December 7, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Grantors, the Administrative Agent and the Collateral Agent; and

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the United States Patent and Trademark Office and the United States Copyright Office;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in such Grantor’s right, title and interest in and to the following (collectively, the “IP Collateral”):

(i)        the patents and patent applications set forth in Schedule A hereto;

(ii)       the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications or intent-to-use service mark applications filed pursuant to Section 1(b) of the Lanham Act, to the extent that, the grant of a security interest therein would impair the validity or enforceability of, or render void or voidable or result in the cancellation of the applicable Grantor’s right, title or interest therein or any trademark or service mark issued as a result of such application under applicable federal law), together with the goodwill symbolized thereby;

(iii)      the copyright registrations and applications set forth in Schedule C hereto;

(iv)      all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing;

Intellectual Property Security Agreement

(v)       any and all claims for damages and injunctive relief for past, present and future infringement of any of the foregoing; and

(vi)      any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing.

SECTION 2. Security for Obligations. The grant of a security interest in the IP Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Credit Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4. Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart to this Agreement by facsimile or any other electronic transmission (e.g., “PDF” or “TIFF”) shall be as effective as delivery of a manually signed original.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the IP Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Governing Law. THIS IP SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS IP SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signatures pages to follow]

Intellectual Property Security Agreement

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Lannett Holdings, Inc.,

By:	/s/Robert Ehlinger
Name: Robert Ehlinger
Title: President

[Signature Page to Intellectual Property Security Agreement]

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CODY LABORATORIES, Inc.,

By:	/s/John M. Abt
Name: John M. Abt
Title: President

[Signature Page to Intellectual Property Security Agreement]

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

LANNETT COMPANY, INC.,

By:	/s/Timothy C. Crew
Name: Timothy C. Crew
Title: Chief Executive Officer

[Signature Page to Intellectual Property Security Agreement]

Schedule A

Patents and Patent Applications

Cody Laboratories, Inc.

Patents

GRANTOR	TITLE	Patent No.	Issue Date
Cody Laboratories, Inc.	Synthesis of oxycodone hydrochloride	US 9062062	06/23/2015
Cody Laboratories, Inc.	Preparation of 14-Hydroxycodeinone Sulfate	US 8846923	09/30/2014
Cody Laboratories, Inc.	Method for synthesizing 2-carbomethoxytropinone	US 7855296	12/21/2010
Cody Laboratories, Inc.	Preparation of 14-Hydroxycodeinone Sulfate	US 9090620	7/28/2015
Cody Laboratories, Inc.	Preparation of 14-Hydroxycodeinone Sulfate	US 9108976	8/18/2015
Cody Laboratories, Inc.	Method For Catalytic Preparation of Hydromorphone, Hydrocodone and Other Opiates	US 10081636	09/25/2018
Cody Laboratories, Inc.	Synthesis of Levomethadone Hydrochloride or Dextromethadone Hydrochloride and Methods for Use Thereof	US 10040752	08/07/2018
Cody Laboratories, Inc.	Preparation of 14-Hydroxycodeinone Sulfate	US 9233972	01/12/2016
Cody Laboratories, Inc.	Preparation of Oxycodone Base from 14-Hydroxycodeinone Sulfate	US 9309257	04/12/2016
Cody Laboratories, Inc.	Conversion of Oxycodone Base to Oxycodone Hydrochloride	US 10227354	03/12/2019

Patent Applications

GRANTOR	TITLE	App. No.	Filing Date
Cody Laboratories, Inc.	Preparation of (-)-Cocaine Hydrochloride	15/981,574	May 16, 2018
Cody Laboratories, Inc.	Preparation of (-)-Cocaine Hydrochloride	17/002,492	August 25, 2020

Intellectual Property Security Agreement

Schedule A

Schedule B

Trademark and Service Mark Registrations and Applications

GRANTOR	TRADEMARK	Serial No.	Filing Date	Reg. No.	Reg. Date
Lannett Holdings, Inc.	LCI	85073929	06/29/2010	4165093	06/26/2012
Lannett Holdings, Inc.	C-TOPICAL	85033155	05/07/2010	4684905	02/10/2015
Lannett Holdings, Inc.	LANNETT	76324068	10/12/2001	2674394	01/14/2003
Lannett Company, Inc.	METADATE	75766897	08/03/1999	2415414	12/26/2000
Lannett Company, Inc.	METADATE CD	78635879	05/24/2005	3262513	07/10/2007
Lannett Holdings, Inc.	NUMBRINO	87004857	04/18/2016	6091206	06/30/2020
Lannett Holdings, Inc.	LANNETT logo	90100385	08/07/2020		pending

Intellectual Property Security Agreement

Schedule B

Schedule C

Copyright Registrations and Applications

None.

Intellectual Property Security Agreement

Schedule C